UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2026

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 West 18th Street, 7th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President and Chief Executive Officer

On March 30, 2026, Tara Comonte notified the board of directors (the “Board”) of WW International, Inc. (the “Company”) of her resignation as the President and Chief Executive Officer of the Company, effective March 31, 2026. On March 31, 2026, the Board accepted Ms. Comonte’s resignation. Pursuant to her employment agreement with the Company, upon Ms. Comonte’s termination of employment with the Company, she was deemed to have resigned as a member of the Board and from any and all other directorships, committee memberships, and all other positions that she held with the Company and its subsidiaries.

Effective April 3, 2026, the Company has established an Interim Office of the Chief Executive Officer (“OCEO”), comprised of Felicia DellaFortuna, the Company’s Chief Financial Officer, and Jonathan Volkmann, the Company’s Chief Operations Officer, to serve as the principal executive officers of the Company on an interim basis until such time as the Board appoints Ms. Comonte’s successor. Biographical information for each of Ms. DellaFortuna and Mr. Volkmann is set forth below.

Felicia DellaFortuna, 42, has served as Chief Financial Officer of the Company since January 2025. Prior to joining the Company, she was Chief Financial Officer of Enthusiast Gaming Holdings Inc., a gaming media and entertainment company, from November 2023 to December 2024. Prior to that, she served as Chief Financial Officer of BuzzFeed, Inc., a digital media company, from December 2021 to November 2023. Ms. DellaFortuna previously served in several finance leadership positions at BuzzFeed’s predecessor company, including as its Chief Financial Officer from February 2020 to December 2021, Senior Vice President of Finance from May 2019 to February 2020, Vice President of Finance from June 2017 to May 2019, and Senior Director of Finance from October 2015 to June 2017. Prior to that time, Ms. DellaFortuna held corporate finance positions with Viant Technology Inc. and XIX Entertainment Limited, and provided assurance services at Ernst & Young LLP. She holds a Certified Public Accountant license in New York. Ms. DellaFortuna received a B.S. in Accounting from Lehigh University.

Jonathan Volkmann, 39, has served as Chief Operations Officer of the Company since June 2025, having previously served as Senior Vice President, Global Operations since January 2025. Mr. Volkmann was the Chief Operating Officer at Weekend Health, Inc. (d/b/a Sequence, now WW Clinic) from March 2022 to January 2025. From April 2019 to March 2022, he held several leadership positions at Eaze Inc., including Vice President, Marketplace and Vice President, Central Operations. Earlier in his career, he served in various operational roles at Uber and DogVacay (acquired by Rover). Mr. Volkmann holds a B.S. in Business Administration from the University of Richmond and an M.B.A. from the UCLA Anderson School of Management.

Neither Ms. DellaFortuna nor Mr. Volkmann have any family relationships with any director or executive officer of the Company. Additionally, neither Ms. DellaFortuna nor Mr. Volkmann have engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Departure of Chief Legal and Administrative Officer and Secretary

On March 31, 2026, Jaqueline Cooke notified the Board of her resignation as Chief Legal and Administrative Officer and Secretary of the Company, at the request of the Board and not due to circumstances constituting “cause”, effective April 10, 2026 (the “Separation Date”).

In connection with her termination of employment, on March 31, 2026, Ms. Cooke and the Company entered into a Separation Agreement and Mutual Release (the “Separation Agreement”), the material terms of which are described below. As consideration for a customary broad-form mutual release of claims by Ms. Cooke against the Company and its affiliates, and by the Company against Ms. Cooke and her affiliates, the Company will provide Ms. Cooke the following payments and benefits: (i) a separation payment in an aggregate amount of $1,500,000 to be paid in cash in two equal installments, the first of which will be paid on the first regularly scheduled payroll date occurring 45 days after the Separation Date and the second of which will be paid on the first regularly scheduled payroll date in July 2026; and (ii) payment of the employer’s portion of the premium for maintenance of health insurance under the Consolidated Omnibus Budget Reconciliation Act and the California Continuation Benefits Replacement Act for up to 36 months following the Separation Date (or, if earlier, the date that Ms. Cooke is eligible for group health insurance coverage through another employer). In accordance with the Company’s 2025 Stock Incentive Plan (the “Stock Incentive Plan”) and applicable award agreements thereunder, Ms. Cooke’s equity- and cash-based awards under the Stock Incentive Plan will immediately be forfeited as of the Separation Date. The Company will reimburse Ms. Cooke for attorneys’ fees and costs incurred in connection with Ms. Cooke’s separation from the Company and negotiation of the Separation Agreement, in an amount equal to $107,480. The Separation Agreement further includes a customary cooperation covenant on behalf of Ms. Cooke for the benefit of the Company and a mutual non-disparagement covenant.

The foregoing summary and description of the terms of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

On April 3, 2026, Debra Cotter, Senior Vice President, Associate General Counsel, Corporate – Securities, Mergers and Acquisitions, was appointed Chief Legal Officer and Secretary of the Company, effective upon Ms. Cooke’s departure on April 10, 2026.

Departure of Directors

On April 1, 2026, each of Julie Bornstein and Fallon O’Connor separately notified the Board of their respective decisions to resign as members of the Board, effective immediately. The decision of each of Ms. Bornstein and Ms. O’Connor to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following Ms. Bornstein and Ms. O’Connor’s resignations from the Board and Ms. Comonte’s resignation as the President and Chief Executive Officer of the Company, the Board decreased the size of the Board from seven to four directors.

Additional information about the director and management changes described above is included in the Company’s press release issued on April 3, 2026, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2026, the Board amended Article II, Section 2.1 of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), effective immediately, to change the authorized number of directors to be no less than three and no more than 15, with the number of directors to be fixed by resolution adopted by the Board. Article II, Section 2.1 previously provided that the number of directors must be at least five and no more than 15, with the number of directors to be fixed by resolution adopted by the Board.

The foregoing summary and description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the anticipated appointment of Debra Cotter as Chief Legal Officer and Secretary of the Company. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 as well as any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings the Company makes with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Forward-looking statements speak only as of the date the statements are made and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 3.1	Amended and Restated Bylaws

Exhibit 99.1	Press Release dated April 3, 2026.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: April 3, 2026	By:	/s/ Felicia DellaFortuna
	Name:	Felicia DellaFortuna
	Title:	Chief Financial Officer

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